UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22729

The Eudora Funds

(Exact name of registrant as specified in charter)

8 West 40th Street, 4th Floor

New York, NY 10018

(Address of principal executive offices)(Zip code)

CT Corporation System

1300 East 9th Street

Cleveland, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

41 S. High Street, 17th Floor

 Columbus, Ohio 43215

Registrant's telephone number, including area code: (347) 559-6565

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE EUDORA FUND

Ticker: EUDFX

ANNUAL REPORT

October 31, 2014

eudora

THE EUDORA FUND

SHAREHOLDER LETTER

OCTOBER 31, 2014 (UNAUDITED)

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2014, the Eudora Fund (the “Fund”) returned 3.88%, as compared to 17.27% returned by the S&P 500 Index over that time. The Fund’s unfavorable relative return was primarily the result of the Fund’s low net market exposure, as well as the slight underperformance of the Fund’s portfolio of securities relative our benchmark. We discuss both of these in detail in this letter. As of the October 31, 2014 fiscal-year-end, the Fund’s investment exposure can be summarized as follows:

Long Equities – Core Positions:	64.77%
Long Equities – Non-Core Positions:	8.32%
Long Fixed Income – Non-Core Positions:	6.67%
Total Long Exposure:	79.76%
Net Cash:	20.23%

Short Equities:	8.29%
Written (Short) Options, adjusted[1]:	13.65%
Total Short Exposure:	21.94%

Gross Investment Exposure:	101.71%
Net Investment Exposure:	57.83%

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  Investors should consider the investment objectives, risks, charges and expenses of investing in the Fund carefully before investing. The Fund’s Prospectus and Statement of Additional Information (“SAI”) contain this and other information about the Fund. The Prospectus and SAI are available upon request by contacting the Fund toll-free at 1-866-232-3837. The Prospectus should be read carefully before investing.

1For our short exposure taken via options, we adjust the dollar value for the embedded leverage of options.

* * *

The Fund’s performance relative to its benchmark can be explained through attribution to two major factors:

•

Investment Exposure – this is just the quantitative way of answering the question: “What percentage of our capital is at risk?” There are two ways of calculating investment exposure. Gross investment exposure is calculated by adding the percentage of the Fund invested on the long side and the percentage of the Fund invested on the short side. Net investment exposure is calculated by subtracting the percentage of the fund invested on the short side from the percentage of the Fund invested on the long side. We disclose both of these numbers at the beginning of each of our quarterly letters. Both of the measures are useful in understanding the Fund’s portfolio positioning, but for the purposes of understanding the Fund’s performance relative to its benchmark, we focus on net investment exposure.

•

Security Selection – this is the quantitative way of answering the question: “By how much did the Fund’s stock and bond positions out- or under-perform the Fund’s benchmark?” Of course, our goal is to pick securities for our long portfolio that we expect will appreciate, and to pick securities for our short portfolio that we expect will decline, thus maximizing the Fund’s absolute returns. In the context of relative returns, though, long positions are successful if they’ve outperformed the benchmark, and shorts are successful if they’ve underperformed.

We have conducted an attribution analysis of the Fund’s returns relative to its benchmark for the year ended October 31, 2014. We estimate that of the 13.38% by which the Fund underperformed the S&P 500 Index, about 80% of the shortfall (approximately 10.5%) can be attributed to our low investment exposure and the rest (approximately 3%) is due to security selection.

Regarding security selection, we are not particularly concerned. First, a 3% underperformance relative to a broad market index over the course of a full year is, statistically, not very significant. Over the longer term, we expect that our security selection can, and will, deliver returns in excess of our benchmark. In fact, the return attribution analysis we conducted shows that the Fund’s security selection has actually outperformed its benchmark by a little bit (about 1% annualized) if the evaluation period goes back to the Fund’s inception.

Additionally, our securities’ average underperformance of about 3% over the course of the fiscal year should not be particularly surprising. Over the same time period, the average stock in the S&P 500 has underperformed the overall index by about 1%. Meanwhile, the S&P Midcap 400 Index, and the Russell 2000 Index also underperformed the S&P 500 by about 6% and 9%, respectively. International stocks fared even worse, with the MSCI EAFE Index underperforming the S&P 500 by about 18% and actually generating a negative return.

What all these comparisons illustrate is that over the course of our most recent fiscal year, the overall stock market’s performance has been driven by a narrow set of mega capitalization stocks based in the United States. The Fund, by contrast, usually invests in stocks with small-to-medium size market capitalizations, as well as in international securities. In any short-term period, such as the Fund’s recent fiscal year, such positioning could dent returns. Over time, though, we believe that this flexibility and diversification will make it easier to both generate attractive risk-adjusted returns, as well as beat our benchmark.

Returning to our fiscal-year return attribution analysis for the Fund, the major factor in the underperformance relative to our benchmark has been low net market exposure. We determine our net exposure either from the bottom up or from the top down. In past letters, we have explained our strict valuation criteria when it comes to evaluating potential portfolio positions, and that we will not “stretch” and invest in sub-par ideas just to populate the portfolio. If our research process does not result in enough investable ideas, we will necessarily have a low portfolio net market exposure, an ex-post result of our bottom-up research process. This was the case for the first three and a half quarters of the most recent fiscal year, and accounts for the vast majority of the Fund’s net-exposure-related underperformance.

Over the course of the fourth quarter, market volatility gave us the opportunity to increase our long exposure from about 60% to roughly 80%. With that much of our capital now allocated, we made a top-down portfolio management decision to limit our net exposure to a range of 50-60%. We believe that the stock market as a whole is quite overvalued relative to its aggregate corporate fundamentals. Historically, equity markets at current valuation levels resulted in anemic medium-term investment results at best, and at worst, steep market declines. Thus, while our decision to increase our hedges hurt our performance in the second half of October, we believe that the decision is likely to prove protective in the case of a significant market decline, and not very costly otherwise.

Fourth Quarter Core Investment – Harmonic Inc.

During the Fund’s fourth fiscal quarter, we added Harmonic Inc. (HLIT) to the Fund’s portfolio as a core holding. Harmonic is a global leader in video-encoding and compression software and equipment, and is also a major player in software and equipment used in video production and play-out. Additionally, Harmonic is one of three global players in the market for “cable edge” software and hardware, which is used by cable companies to manage the two-way traffic of video, voice, and data in the “last mile” of their networks.

Harmonic’s last heyday was the upgrade of much of the television infrastructure from standard definition to high definition (HD), which started about a decade ago. The transmission of HD content from its source all the way to the media consumer necessitated much more efficient video encoding and compression due to the much larger bandwidth utilization of HD content (for a quick confirmation of this, compare the file sizes of video taken on a smartphone in standard definition vs. HD). That major infrastructure upgrade across the network was basically completed around 2012. As a result, Harmonic’s core video business has posted anemic results from 2013 to the present, and it is in the context of these anemic results that the market has put Harmonic’s shares in the “penalty box.”

Our research leads us to believe that there are a few major changes in the video market that should turbo-charge Harmonic’s video business over the next few years. These changes include:

•

Harmonic’s development of new methods to encode and compress HD video, which are significantly more bandwidth-efficient and faster than the previous generation of encoding and compression technology.

•

Harmonic’s development of a virtualized platform for video management. Before this recent development, video management – from production and play-out to encoding, compression, and final delivery – had to be performed on video-dedicated hardware that was designed specifically with video-management in mind. Harmonic’s recent technological innovation allows for almost all of the video management process to be executed on off-the-shelf commoditized hardware that can be managed in a data center. This allows broadcast, telecom, cable, and satellite customers to lower their video management costs both directly, by utilizing only software, and indirectly, by making the process simpler.

•

Perhaps most importantly, the HD standard is giving way to the Ultra-HD standard, which will allow video to be consumed in even higher quality than is currently available on HD. As the infrastructure upgrade to HD from standard definition provided a major catalyst to Harmonic’s video business, we think that the move to Ultra-HD will also be a years-long business boon for the company’s video segment.

Meanwhile, Harmonic’s video business is not its only segment that seems to be on the cusp of a huge upgrade cycle. The cable edge market has recently upgraded to a new standard for software and equipment. Historically, Harmonic’s products in cable-edge were able to address about 10-15% of the total market ($200 Million out of about $2 Billion), as Harmonic only focused on the transmission of video from the cable network to the end-user.

The new technology standard requires hardware providers to build converged devices that can address the full spectrum of transmission needs in the last mile of the network. Harmonic’s new products have so far been tested successfully, and if Harmonic is able to compete with its new suite of products, it will gain entry into a market that is over ten times as large as its historical addressable market (various technology consultants have pegged the value of the new market at close to $2.5 Billion). We have calculated that if Harmonic is able to gain even 10% share in the new cable-edge market, just Harmonic’s cable-edge business will be worth the entire market cap implied by our purchase price.

We purchased Harmonic shares at $6.42 per share, implying a market capitalization of about $570 Million. Adjusting for Harmonic’s $90 Million in excess cash on its balance sheet, the implied enterprise value at our purchase price was about $480 Million. We believe just Harmonic’s video business is capable of about $45 Million in mid-cycle after-tax cashflows, implying a free cashflow yield of about 9% at our purchase price. With a strong balance sheet and attractive valuation on its competitively advantaged video business, we believe our downside is very limited. We estimate that moderate success in cable-edge and a video business firing on all cylinders would result in a stock price close to double what we paid to purchase Harmonic shares. Beyond that, if Harmonic is able to gain significant market share in cable-edge (and it is currently one of only two players, with Cisco expected to join the fray soon), we think the result would be a business value that is several multiples of our purchase price. As of October 31, Harmonic represents a 5.7% position in our portfolio.

* * *

As we have written to you before, in pursuit of the Fund’s objective of long-term capital appreciation, we aim to significantly outperform the broad equity market, as well as our benchmark S&P 500 Index, over the course of the full market cycle. That includes both the “bull” phase and the “bear” phase of the cycle. We believe that we have constructed a portfolio that will be very well-insulated from the latter, but will also, through our increasing gross exposure, generate attractive returns if the equity markets continue to rise. While we may not necessarily keep up with a levitating market, portfolio management is very much about making the best allocation decisions under conditions of future uncertainty. Given a richly-valued market, we think a well-hedged, but fully invested portfolio is the optimal portfolio positioning.

We look forward to writing you again when we publish our First Quarter report for the period ending January 31, 2015. Thank you for your continued confidence and support.

Sincerely,

David A. Cohen

President, The Eudora Funds

THE EUDORA FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

Average Annual Total Return	One Year	Since Inception *	Ending Value
The Eudora Fund	3.88%	2.76%	$ 10,533
S&P 500 Index	17.27%	23.23%	$ 14,898

* FOR PERIOD DECEMBER 3, 2012 THROUGH OCTOBER 31, 2014

Cumulative Performance Comparison of

$10,000 Investment Since Inception *

The Eudora Fund
S&P 500 Index
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14

* Date of commencement of investment operations (December 3, 2012).

This chart assumes an initial investment of $10,000 made on the closing of December 3, 2012 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Investors cannot invest directly in an index

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

Per the fee table in the February 19, 2014 Prospectus, the Fund’s total annual operating expense ratio was 2.70% and 2.18% net of fee waivers.

THE EUDORA FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represent as a percentage of the portfolio of investments, by industry sectors.

Farm Machinery & Equipment 6.39%
Finance Services 5.42%
Deep Sea Foreign Transportation of Freight 4.57%
Gold & Silver Ores 3.84%
In Vitro & In Vivo Diagnostic Substances 0.38%
Media Content 7.36%
Oil & Gas 2.91%
Optical Instruments & Lenses 4.07%
Radio & TV Broadcasting & Communications Equipment 5.52%
Services-Management Consulting Services 1.38%
Surety Insurance 1.84%
Telephone Communications (No Radio Telephone) 14.38%
Preferred Stock 0.49%
Real Estate Investment Trust 4.72%
Note 6.44%
Short Term Investment 22.96%
Biotech & Pharmaceuticals 7.33%

Portfolio composition is subject to change.

The chart above excludes securities sold short and options written.

	The Eudora Fund
	Schedule of Investments
	October 31, 2014

Shares		Value

COMMON STOCK - 67.70%

Biotech & Pharmaceuticals - 7.59%
20,000	Teva Pharmaceutical Industries Ltd. ADR	$ 1,129,400

Farm Machinery & Equipment - 6.61%
11,200	Lindsay Corp. (a)	982,240

Finance Services - 5.61%
75,105	The J.G. Wentworth Co. *	835,168

Deep Sea Foreign Transportation of Freight - 4.73%
8,539	SEACOR Holdings, Inc. (*)(b)	704,040

Gold & Silver Ores - 3.97%
5,100	Agnico-Eagle Mines Ltd. (Canada)	119,850
17,000	Eldorado Gold Corp. (Canada)	93,160
4,000	Goldcorp, Inc. (Canada)	75,120
20,000	Newcrest Mining Ltd. (Australia)	163,998
1,700	Randgold Resources Ltd. ADR	98,957
10,000	Yamana Gold, Inc. (Canada)	39,800
		590,885
In Vitro & In Vivo Diagnostic Substances - 0.39%
26,000	OncoGenex Pharmaceuticals, Inc. *	58,240

Media Content - 7.62%
118,800	TechTarget, Inc. *	1,133,352

Oil & Gas - 3.01%
22,750	Gazprom OAO ADR	150,787
3,050	Lukoil OAO ADR	149,755
26,500	Rosneft Oil Co. OAO (Russia)	147,605
		448,147
Optical Instruments & Lenses - 4.22%
46,516	II-VI, Inc. *	627,501

Radio & TV Broadcasting & Communications Equipment - 5.72%
127,500	Harmonic, Inc. *	850,425

Services-Management Consulting Services - 1.43%
50,332	Information Services Group, Inc. *	212,904

Surety Insurance - 1.91%
12,400	Ambac Financial Group, Inc. *	283,712

Telephone Communications (No Radio Telephone) - 14.89%
9,800	IDT Corp., Class B	161,504
23,900	Interxion Holding NV (Netherlands) *	653,426
113,500	Telecity Group PLC. (United Kingdom) *	1,398,780
		2,213,710

TOTAL FOR COMMON STOCK (Cost $8,961,922) - 67.70%		10,069,724

PREFERRED STOCK - 0.50%
2,900	Winthrop Realty Trust, Inc., 7.75%, 8/15/22	74,820
TOTAL FOR PREFERRED STOCK (Cost $75,672) - 0.50%

REAL ESTATE INVESTMENT TRUST - 4.89%
63,700	Annaly Capital Management, Inc.	726,817
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $728,294) - 4.89%

NOTE - 6.67%
991,740	Sol-Wind Holding LLC, 10.75%, 8/8/24 (d)	991,740
TOTAL FOR NOTE (Cost $991,740) - 6.67%

SHORT TERM INVESTMENT - 23.78%
3,536,379	Federated US Treasury Cash Reserve Fund-Service Shares, 0%, (Cost $3,536,379)(**)(c)	3,536,379

TOTAL INVESTMENTS (Cost $14,294,007) - 103.54% ***		15,399,480

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.54)%		(526,863)

NET ASSETS - 100.00%		$ 14,872,617

ADR - American Depositary Receipt
* Represents non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2014.
*** See Note 8 for tax information.
(a) 6,000 shares held as collateral against short positions.
(b) 5,000 shares held as collateral against short positions.
(c) 951,000 shares held as collateral against short positions.
(d) Security is fair valued, see Note 3 to Financial Statements.
The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

SCHEDULE OF SECURITIES SOLD SHORT

OCTOBER 31, 2014

Shares		Value

COMMON STOCK - (7.79%)

Metal Mining - (0.83%)
40,000	Fortescue Metals Group Ltd. (Australia)	$ 123,174

National Commercial Banks - (6.96%)
5,000	Australia & New Zealand Banking Group Limited (Australia)	147,369
11,153	Bank of Queensland Ltd. (Australia)	123,737
4,500	Commonwealth Bank of Australia (Australia)	318,635
5,000	National Bank FPO (Australia)	153,924
9,500	Westpac Banking Corp. (Australia)	290,700
		1,034,365

TOTAL FOR COMMON STOCK (Proceeds $1,245,825) - (7.79%)		1,157,539

EXCHANGE TRADED FUND - (1.61%)
1,400	SPDR S&P Biotech ETF	239,946

TOTAL FOR EXCHANGE TRADED FUND (Proceeds $239,925) - (1.61%)		239,946

TOTAL SECURITIES SOLD SHORT (Proceeds $1,485,750) - (9.40%)		$1,397,485

The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

SCHEDULE OF CALL OPTIONS WRITTEN

OCTOBER 31, 2014

CALL OPTIONS WRITTEN - (5.10%) *
Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

Russell 2000 Index
March 20, 2015 Call @ $700.00	1,100	$ 514,470

S&P 500 Index
March 20, 2015 Call @ $1,000.00	200	200,480

SPDR S&P Biotech ETF
March 20, 2015 Call @ $100.00	600	43,440

Total (Premiums Received $710,889) - (5.10%)		$ 758,390

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2014

Assets:
Investments in Securities, at Value (Cost $14,294,007)	$ 15,399,480
Cash	1,743,949
Receivables:
Dividends and Interest	10,291
Investments Sold	732,357
Prepaid Expenses	1,112
Total Assets	17,887,189
Liabilities:
Securities Sold Short, at Value (Proceeds $1,485,750)	1,397,485
Options Written, at Value (Premiums Received $710,889)	758,390
Payables:
Investments Purchased	738,824
Due to Adviser	19,421
Trustee Fees	500
Accrued Expenses	23,577
Dividends	75,789
Interest	586
Total Liabilities	3,014,572
Net Assets	$ 14,872,617

Net Assets Consist of:
Paid In Capital	$ 14,030,315
Undistributed Accumulated Net Investment Loss	(124,436)
Accumulated Realized Loss on Investments and Foreign Currency	(183,205)
Unrealized Appreciation in Value of Investments and Foreign Currency	1,149,943
Net Assets (Unlimited number of shares authorized without par value)	$ 14,872,617

Shares Outstanding	1,412,857

Net Asset Value Per Share	$ 10.53

Minimum Redemption Price Per Share ($10.53 * 0.98) (Note 2) *	$ 10.32

* The Fund will deduct a 2.00% redemption fee on shares purchased and redeemed within less than 60 days.

The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

Investment Income:
Dividend Income (net of $4,854 of foreign tax withheld)	$ 155,203
Interest Income	24,572
Total Investment Income	179,775

Expenses:
Advisory Fees	178,224
Chief Compliance Officer Fees	4,735
Interest Expense	20,025
Dividend Expense	63,132
Legal	10,870
Audit	14,195
Transfer Agent	31,798
Custody	9,437
Trustee	7,375
Registration	4,278
Printing and Mailing	437
Insurance	1,360
Miscellaneous	5,252
Total Expenses	351,118
Fees Waived and Reimbursed by the Adviser	(18,447)
Net Expenses	332,671

Net Investment Loss	(152,896)

Realized Gain/(Loss) on:
Investments in Securities and Foreign Currency	(152,185)
Capital Gain Distributions from Underlying Investment	9,564
Options	(36,336)
Securities Sold Short	(1,768)
Net Realized Loss	(180,725)

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities and Foreign Currency	778,106
Options	(47,501)
Securities Sold Short	123,722
Net Change in Unrealized Appreciation	854,327

Net Realized and Unrealized Gain on Investments	673,602

Net Increase in Net Assets Resulting from Operations	$ 520,706

The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended *
	10/31/2014	10/31/2013
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$(152,896)	$ (125,723)
Net Realized Loss on Investments and Foreign Currency	(180,725)	(232)
Change in Unrealized Appreciation on Investments	854,327	295,616
Net Increase in Net Assets Resulting from Operations	520,706	169,661

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(4,015)	-
Total Dividends and Distributions Paid to Shareholders	(4,015)	-

Capital Share Transactions	1,833,820	12,252,445

Total Increase in Net Assets	2,350,511	12,422,106

Net Assets:
Beginning of Period	12,522,106	100,000

End of Period (including accumulated net investment loss of $(124,436) and $0, respectively)	$14,872,617	$ 12,522,106

* For the period December 3, 2012 (commencement of investment operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended	(a)
	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Period	$ 10.14	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.11)	(0.14)
Net Realized and Unrealized Gain on Investments	0.50	0.28
Total from Investment Operations	0.39	0.14

Distributions from:
Net Investment Income	-	-
Net Realized Gain +	-	-
Total from Distributions	-	-

Redemption Fees	-	-

Net Asset Value, at End of Period	$ 10.53	$ 10.14

Total Return ** (b)	3.88%	1.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,873	$ 12,522
Before Waiver
Ratio of Expenses to Average Net Assets	2.46%	2.61%	***
Ratio of Expenses to Average Net Assets, Excluding Dividend and Interest on Securities Sold Short	1.88%	2.27%	***
Ratio of Net Investment Loss to Average Net Assets	(1.20)%	(2.02)%	***
After Waiver
Ratio of Expenses to Average Net Assets	2.33%	2.09%	***
Ratio of Expenses to Average Net Assets, Excluding Dividend and Interest on Securities Sold Short	1.75%	1.75%	***
Ratio of Net Investment Loss to Average Net Assets	(1.07)%	(1.49)%	***
Portfolio Turnover	18.11%	0.00%

(a) For the period December 3, 2012 (commencement of investment operations) through October 31, 2013.

(b) Not Annualized

+ Amount calculated is less than $0.005.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2014

 1.  ORGANIZATION

The Eudora Funds ("The Trust") was formed as a statutory trust on July 6, 2012 under the laws of the State of Ohio.   The Eudora Fund ("the Fund") is a series of the Trust and is a non-diversified fund.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 5, 2012 (the "Trust Agreement") filed with the Ohio Secretary of State on July 6, 2012.  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Eudora Asset Management, LLC (the "Adviser").

The Fund’s investment objective is long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

SECURITIES VALUATIONS - All investments in securities are recorded at their estimated fair value, as described in Note 3.

FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

CASH AND CASH EQUIVALENTS - The Fund maintains its cash in an account at a regional bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

SHORT SALES - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense.

OPTIONS - The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

OPTION WRITING - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES - The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

In addition, GAAP requires management of the Fund to analyze all open tax years, December 3, 2012 through October 31, 2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during reported period.  Actual results could differ from those estimates.

OTHER - The Fund follows industry practice and records security transactions on the trade date.  The highest cost method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income and expense are recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

RECLASSIFICATIONS - As of October 31, 2014, the Fund recorded permanent book/tax differences of $30,227 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

REDEMPTION FEES - The Board of Trustees has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund.  A 2.00% fee will be assessed against investment proceeds withdrawn less than 60 days from investment. The Fund uses a "first in, first out" method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases. The Fund had no redemption fees during the year ended October 31, 2014.

SUBSEQUENT EVENTS - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

3.  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Fund’s investment advisor to apply those methods in making fair value determination, subject to Board oversight.

The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  The Fund's NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be purchased or redeemed. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value.  The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Derivative instruments - Listed derivatives, including options, that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

The following is a summary of inputs used as of October 31, 2014 in valuing the Fund’s investments carried at value:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$10,069,724	$ -	$ -	$10,069,724
Preferred Stock	74,820	-	-	74,820
Real Estate Investment Trust	726,817	-	-	726,817
Note	-		991,740	991,740
Short-Term Investments:
Federated US Treasury Cash Reserve Fund	3,536,379	-	-	3,536,379
	$14,407,740	$ -	$ 991,740	$15,399,480

	Financial Instruments—Liabilities
Categories	Level 1	Level 2	Level 3	Fair Value
Securities Sold Short	$ 1,397,485	$ -	$ -	$ 1,397,485
Options	-	758,390	-	758,390
	$ 1,397,485	$ 758,390	$ -	$ 2,155,875

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 10/31/2013	$ -
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	-
Purchases/Sales	991,740
Transfers In/(Out) of Level 3	-
Balance as 10/31/2014	$ 991,740

The Level 3 valuation technique and significant unobservable inputs used for the Fund's investment was an independent broker quote.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Eudora Asset Management, LLC, (the “Adviser”) serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended October 31, 2014, the Adviser earned advisory fees of $178,224.  As of October 31, 2014, the Fund owed the Adviser $19,421 for advisory fees.

Pursuant to an agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), the Adviser provides investment management services to the Fund. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under the Investment Advisory Agreement, the Adviser pays the operating expenses of the Fund except that the Fund will pay brokerage commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, and extraordinary or non-recurring expenses.

The Adviser has contractually agreed to waive management fees and/or to make payments to limit the Fund expenses, until February 28, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation, but including organizational and offering costs) will not exceed 1.75% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Trust's Board of Trustees, on 60 days written notice to the Adviser.  For the year ended October 31, 2014, the Adviser waived fees of $18,447.

As of October 31, 2014, the following are subject to repayment by the Fund to the Advisor pursuant to the expense limitation agreement:

Fiscal Year Ended	Recoverable Through	Fund
October 31, 2013	October 31, 2016	$44,564
October 31, 2014	October 31, 2017	$18,447

Each Trustee who is not affiliated with the Trust or Adviser will receive $2,500 per year.  The foregoing compensation will be paid in quarterly payments.

The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

5.  CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of separate series without par value.  The total paid-in capital was $14,030,315 as of October 31, 2014.  Transactions in capital for the year ended October 31, 2014 and for the period of December 3, 2012 (commencement of investment operations) through October 31, 2013 were as follows:

	Year Ended October 31, 2014		For the period of December 3, 2012 (commencement of investment operations) through October 31, 2013
	Shares	Amount	Shares	Amount
Initial seed capital	-	$ -	10,000	$ 100,000
Shares sold	249,993	2,570,918	1,289,797	12,911,469
Shares reinvested	383	3,896	-	-
Shares redeemed	(71,943)	(740,994)	(65,374)	(659,024)
Net increase	178,433	$1,833,820	1,234,423	$ 12,352,445

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 60 days after their purchase.  For year ended October 31, 2014, no redemption fees were collected by the Fund from shareholder transactions.

6.  OPTIONS

Transactions in written options during the year ended October 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2013	-	$ -
Options written	40	1,029,225
Options exercised/assigned	(14)	(99,943)
Options expired	(-)	(-)
Options terminated in closing purchase transaction	(7)	(218,393)
Options outstanding at October 31, 2014	19	$ 710,889

Transactions in purchased options during the year ended October 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at October 31, 2013	-	$ -
Options purchased	25	1,263
Options exercised	(-)	(-)
Options expired	(25)	(1,263)
Options terminated in closing sale transaction	(-)	(-)
Options outstanding at October 31, 2014	-	$ -

All derivatives held during the year contained equity risk exposure. The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type	Location	Value

Options Written	Options Written, at value	($758,390)

Realized and unrealized gains and losses on derivatives contracts entered into during year ended October 31, 2014, by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Investment In Options	Realized Loss on Investments in Options	($36,336)	Change in Unrealized Depreciation on Investments in Options	($47,501)

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of October 31, 2014, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on the options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

7.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated to $8,541,538 and $1,416,413, respectively for the Fund. Purchases and sales of short securities aggregated to $190,147 and $200,078, respectively. Purchases and sales of options aggregated $1,263 and $0, respectively. Purchases and sales of options written aggregated $353,406 and $1,029,225, respectively.

8.  TAX MATTERS

As of October 31, 2014, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 13,958,556

Gross tax appreciation of investments	$ 1,642,193
Gross tax depreciation of investments	$ (449,064)
Net tax appreciation of investments	$ 1,193,129

* The difference between book cost and tax cost and the unrealized appreciation (depreciation) and late year loss and accumulated net realized losses from investments is primarily attributable to the treatment of mark-to-market on 1256 contracts.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  The Fund’s carryforward losses and post-December losses are determined only at the end of each fiscal year.   The following represents the tax basis capital gains and losses and, undistributed ordinary loss and the post-December losses at October 31, 2014:

Undistributed ordinary income	$ -

Capital Loss Carryforwards - no expiration +
ST	$ 60,120
LT	$165,963

Post-December Losses	$124,436

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

On December 27, 2013, the Fund declared a distribution of $.00303 per share of long term capital gain.

There were no distributions paid during the period of December 3, 2012 (commencement of investment operations) through October 31, 2013.

The tax character of distributions paid during the year ended October 31, 2014 the period of December 3, 2012 (commencement of investment operations) through October 31, 2013 were as follows:

	2014	2013
Ordinary Income	$ -	$ -
Short-term Gain	$ -	$ -
Long-term Gain	$ 4,015	$ -

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC). The ASU is effective for interim and annual reporting periods that begin after December 15, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Eudora Funds

We have audited the accompanying statement of assets and liabilities of The Eudora Fund (the “Fund”), a series of The Eudora Funds, including the schedule of investments, as of October 31, 2014 and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended and for the period December 3, 2012 (commencement of investment operations), through October 31, 2013 for the Fund.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  The Eudora Fund, a series of The Eudora Funds, as of October 31, 2014, the results of  its operations, the changes in its net assets and the financial highlights for the year then ended and the period December 3, 2012, commencement of investment operations,  through October  31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania December 16, 2014

THE EUDORA FUND

EXPENSE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

Expense Example

 As a shareholder of The Eudora Fund (the "Fund"), you incur ongoing costs which typically consist of  (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemptions of shares within 60 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2014 through October 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,018.38	$8.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE EUDORA FUND

TRUSTEES & OFFICERS

OCTOBER 31, 2014 (UNAUDITED)

The following table provides information regarding each Trustee who is not an "interested person" of the Trust ("Independent Trustee"), as defined in the 1940 Act.

Independent Trustees

Name, Address and Year of Birth [1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Last 5 Years
Jeffrey Meyers Year of Birth: 1969	Trustee	Indefinite; September 2012 to present	Portfolio Manager, Cobia Capital (1/2008 to present); Technology Sector Financial Analyst, Intrepid Capital Management (2003-2007)	1	None
Ruvin Levavi Year of Birth: 1983	Trustee	Indefinite; September 2012 to present	Insurance Sales, New York Life Insurance (5/2012 to present); Attorney, Ruvin Levavi, Esq. (5/2010 to 5/2012); Legal Intern, New York Attorney General (7/2008 to 5/2009); Student, Fordham School of Law (9/2006 to 5/2009)	1	None
Sion Nuseiri Year of Birth: 1985	Trustee	Indefinite; December 2012 to present	Assistant Controller, MetTel (8/2009 to present); Audit Associate, Grant Thronton (8/2007 to 7/2009)	1	None

1Unless otherwise specified, the mailing address of each Trustee is c/o The Eudora Funds, 8 West 40th Street, 4th Floor, New York, NY 10118.

2 The "Fund Complex" consists of The Eudora Funds.

THE EUDORA FUND

TRUSTEES & OFFICERS (Continued)

OCTOBER 31, 2014 (UNAUDITED)

The following table provides information regarding each Trustee who is an "interested person" of the Trust ("Interested Trustee"), as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees, Officers

Name, Address and Year of Birth [1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
David A. Cohen [3] Year of Birth: 1981	Trustee, Chairman, President and Treasurer	Trustee, Indefinite, July 2012 to present; President and Treasurer, Annual, September 2012 to present	Managing Partner, Eudora Asset Management, LLC (2007 to present)	1	None
David Kuhr Year of Birth: 1961	Secretary, Chief Compliance Officer	Annual, Indefinite, September 2012 to present

President, Green Bar Consulting (01/11- Present); CCO, The Ancora Group (10/03 - 02/11); CCO, Ancora Securities, Inc (10/03 – 02/11); CCO, Ancora Advisors, LLC (10/03 – 02/11), CCO, The Ancora Family of Funds (01/04 – 02/11); CCO, Safeguard Securities (12/05 – 02/12); Principal, Advoca Securities, LLC (02/11 – Present); Principal, Arbor Court Capital, LLC (02/12 – Present)

				n/a	n/a

1Unless otherwise specified, the mailing address of each Trustee is c/o The Eudora Funds, 8 West 40th Street, 4th Floor, New York, NY 10118.

2 The "Fund Complex" consists of The Eudora Funds.

3 Mr. Cohen is considered an "Interested" Trustee as defined in the 1940 Act, because he is an officer of the Trust and controls the Fund's investment adviser.

THE EUDORA FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2014 (UNAUDITED)

BOARD APPROVAL OF RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (MANAGEMENT AGREEMENT)

In connection with an in person meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Eudora Funds (the Trust”), held on October 2, 2014, attended by a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), the Trustees discussed the renewal of an investment advisory agreement (the “Management Agreement”) between Eudora Asset Management (“EAM” or the “Adviser”) and the Trust with respect to the Eudora Fund (the “Fund”).  In considering the renewal of the Management Agreement, the Board received materials specifically relating to the Management Agreement.  The Board Members were assisted by independent legal counsel throughout the review process.  The Board relied upon the advice of the independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Management Agreement and the weight to be given to each such factor.  The Trustees deliberated and considered the following factors, summarized below, in their evaluation of renewal of the Management Agreement with the Adviser.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

Performance of the Investment Adviser – The Trustees noted that although the Fund had positive performance for the 1 year and since inception periods, it underperformed each of its benchmarks over each period.  A representative of EAM explained that a significant factor impacting Fund performance was that the Fund had been heavily invested in cash for some time due to the Adviser’s perceived lack of opportunity in overvalued equity markets, and a lack of market volatility as well as EAM’s challenges in implementing the strategy when Fund assets were under $5 million.  The Trustees considered that when reviewing the performance of the underlying securities in the Fund’s portfolio, the securities held performed well and in line with the market and Fund’s benchmarks.  In reviewing the Fund’s performance relative to its assigned Morningstar category, Morningstar Moderate Allocation, the Trustees noted that the Adviser indicated that it believes the assigned category is inappropriate for the Fund as moderate allocation funds do not short, and the Fund has approximately 13% of its assets in short positions.  The Fund’s portfolio manager reviewed the performance of a separate account he has managed on a continuous basis since November, 2011, which became fully invested before the Fund’s inception in what the portfolio manager believed was a different market environment, and the Trustees noted that the separate account performance appears promising.  After further discussion, the Trustees concluded that the Adviser’s stock picking ability appears to be strong, and as the Fund is more fully invested, the Board is comfortable that performance will be more in line with its expectations.

Nature, Extent and Quality of the Services Provided by the Investment Adviser to the Fund – The Trustees reviewed the organizational structure of EAM and the key personnel responsible for servicing the Fund.  The Trustees reviewed EAM’s experience and the capabilities of its personnel.  The Trustees agreed that the Adviser’s efforts should benefit Fund shareholders and noted the Fund’s growth since inception.  They noted favorably that since the inception of the Fund there have been no material compliance issues, and agreed that the Adviser and its activities on behalf of the Fund demonstrate a commitment to compliance.  Taking into account the personnel involved in servicing the Fund, the services described above, and the Trustees’ positive experience with the Adviser since the inception of the Fund, the Board concluded that it is pleased with the quality of service provided by the Adviser.

Fees and Expenses –  The Trustees noted that EAM charges a management fee of 1.25%.  They considered that the fee is higher than the peer group and Morningstar Moderate Allocation averages, but within the range of fees charged by such funds (0.05% - 1.40% and 0.25% - 2.25%, respectively).  The Trustees further noted the Adviser has contractually agreed to limit total Fund operating expenses, and that the Adviser waived 0.52% of its fee, receiving a net advisory fee of 0.73% during the previous year.  The Trustees considered that the Fund is a relatively small fund that may not benefit from certain economies that larger funds in its peer group and Morningstar category may realize.  They noted that the Adviser intends to renew the Expense Limitation Agreement.  After discussion, the Trustees agreed that the advisory fee is reasonable.

Profitability - The Trustees reviewed the profitability analysis provided by EAM. They noted that the Adviser’s net profit in connection with its relationship with the Fund, after deducting fee waivers, direct fund expenses, indirect fund expenses, and the payment of platform fees resulted in a net loss.  After further discussion, the Trustees concluded that excess profitability was not a concern at this time.

Economies of Scale – A representative of the Adviser reviewed its projected asset growth for the next 12 months.  The Trustees noted that the Adviser believes it will achieve some economies of scale at $20 million in Fund assets and will consider implementing lower expense caps as assets reach certain thresholds.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, while economies had not been reached at this time, they were pleased that the Adviser had begun to address the matter, and the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size materially increases.

Conclusion -  Having requested and received such information from EAM as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that renewal of the Management Agreement is in the best interests of the Trust and shareholders of the Fund.

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-232-3837, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-866-232-3837 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-866-232-3837 to request a copy of the SAI or to make shareholder inquiries. The SAI is also available on the Fund’s website at www.eudorafund.com.

Board of Trustees
David Cohen
Jeffrey Meyers
Ruvin Levavi
Sion Nuseiri

Dividend Paying Agent, Shareholders' Servicing Agent, Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Custodian
The Huntington National Bank, NA
41 South High Street
Columbus, OH 43215

Independent Registered Public Accounting Firm
Sanville & Company
1514 Old York Road
Abington, PA 19001

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

eudora

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

(b)

FY 2014

$ 11,750

FY 2013

$ 11,750

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 1,900

FY 2013

$ 1,900

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 1,900

FY 2013

$ 1,900

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Eudora Funds

By /s/David Cohen

 David Cohen

 Trustee

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Cohen

David Cohen

Trustee

Date January 2, 2015